UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2016

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32242	38-2511577
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Shareholders of Domino’s Pizza, Inc. (the “Company”) was held on April 26, 2016. A total of 46,394,763 shares were present or represented by proxy at the meeting, representing 92.19% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1. ELECTION OF DIRECTORS

Proposal one was the election of eight nominees to serve as Directors of the Company, each for a term of one year. The result of the vote was as follows:

	FOR		WITHHELD
Nominee	# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Broker Non-Votes
David A. Brandon	42,299,064	99.32%	289,731	0.68%	3,805,968
C. Andrew Ballard	42,381,662	99.51%	207,133	0.49%	3,805,968
Andrew B. Balson	41,957,116	98.52%	631,679	1.48%	3,805,968
Diana F. Cantor	42,553,485	99.92%	35,310	0.08%	3,805,968
J. Patrick Doyle	42,436,507	99.64%	152,288	0.36%	3,805,968
Richard L. Federico	41,843,503	98.25%	745,292	1.75%	3,805,968
James A. Goldman	42,562,240	99.94%	26,555	0.06%	3,805,968
Gregory A. Trojan	42,458,722	99.69%	130,073	0.31%	3,805,968

Pursuant to the foregoing votes, the eight nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional Director nominations brought before the Meeting.

2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Proposal two was the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accountant for the current fiscal year. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
46,242,489	99.69%	140,168	0.30%	12,106	—

Pursuant to the foregoing votes, the ratification of PricewaterhouseCoopers LLP as the independent registered public accountant for the current fiscal year was approved.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal three was the advisory vote on the approval of the executive compensation of the named executive officers of Domino’s Pizza, Inc. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
39,950,761	93.85%	2,615,765	6.14%	22,269	3,805,968

Pursuant to the foregoing votes, the executive compensation of the named executive officers of Domino’s Pizza, Inc. was approved in this non-binding advisory vote.

4. SHAREHOLDER PROPOSAL REGARDING DEFORESTATION

Proposal four was a vote to consider a shareholder proposal submitted by the New York State Common Retirement Fund regarding deforestation. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
8,705,694	26.21%	24,503,855	73.78%	9,379,246	3,805,968

Pursuant to the foregoing votes, the shareholder proposal regarding deforestation was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC. (Registrant)

Date: April 28, 2016	/s/ Kenneth B. Rollin
Kenneth B. Rollin
Executive Vice President, General Counsel